UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________
FORM 8-K
_________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

September 7, 2018
Date of Report (Date of earliest event reported)

Evolent Health, Inc.
(Exact name of registrant as specified in its charter)
_________________________

Delaware	001-37415	32-0454912
(State or other jurisdiction of incorporation or organization)	Commission File Number:	(IRS Employer Identification No.)
800 N. Glebe Road, Suite 500, Arlington, Virginia 22203
(Address of principal executive offices)(zip code)

(571) 389-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report.)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 7, 2018, Evolent Health, Inc., a Delaware corporation (“EVH, Inc.”), Evolent Health LLC, a Delaware limited liability company (“EVH LLC” and, together with EVH, Inc., the “Evolent Entities”), and Element Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of EVH LLC (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with NCIS Holdings, Inc., a Delaware corporation (the “Company”), and New Century Investment, LLC, a Delaware limited liability company, solely in its capacity as representative of the Equityholders (as defined below) (the “Representative”), pursuant to which, subject to the satisfaction or waiver of certain conditions, Merger Sub will be merged with and into the Company (the “Merger”) with the Company surviving the Merger as a wholly-owned subsidiary of EVH LLC. The closing of the transactions contemplated by the Merger Agreement (the “Closing”), including the Merger, shall take place on the third business day following the satisfaction or waiver of certain conditions set forth in the Merger Agreement (or on such other date as the parties agree) (the “Closing Date”) but in no event prior to October 1, 2018.

Pursuant to the terms of and as set forth in the Merger Agreement, the Evolent Entities will pay and issue, as applicable, to the holders of shares of the Company’s capital stock and options exercisable therefor (such holders, the “Equityholders”), subject to certain adjustments and deductions as set forth in the Merger Agreement, cash in an amount equal to $120,000,000 (the “Cash Consideration”) and 3,120,311 shares of EVH, Inc.’s Class B common stock (“Class B Shares”) and a corresponding number of EVH LLC’s Class B common units (“Class B Common Units” and, together with the Class B Shares, the “Equity Consideration,” and, together with the Cash Consideration, the “Merger Consideration”) (determined by dividing $77,352,500 by $24.79, the volume weighted average closing price of EVH, Inc.’s Class A Common Stock (“Class A Shares”) on the New York Stock Exchange for the seven trading days prior to the signing of the Merger Agreement). The Merger Consideration is subject to certain post-Closing adjustments and deductions related to, among other things, the Company’s net working capital, cash and indebtedness, and certain Company transaction expenses as of the Closing Date.

In addition to the Merger Consideration, the Equityholders and certain members of the Company’s management team shall be eligible to receive, subject to the satisfaction of certain conditions set forth in the Merger Agreement related to the operating results of the Company in 2019, additional consideration of up to $20,000,000 (the “Earnout Consideration”). The Earnout Consideration, if any, will be payable and issuable to the Equityholders in cash, Class B Shares and Class B Common Units and, with respect to certain members of the Company’s management team, in Performance Compensation Awards to be issued under EVH, Inc.’s 2015 Omnibus Equity Incentive Plan, which will be settled in cash or Class A Shares.

Class B Shares and Class B Common Units, whether issued as part of the Merger Consideration or the Earnout Consideration, if any, will be issued only to those who are “accredited investors” as defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). Equityholders who are not “accredited investors” as defined in Rule 501 of Regulation D under the Securities Act, or who do not otherwise comply with certain other requirements as set forth in the Merger Agreement, will receive, in lieu of Class B Shares and Class B Common Units, an amount of cash equivalent thereto.

Each of the boards of directors or managing member, as applicable, of the Evolent Entities and the Company has approved the parties’ entry into the Merger Agreement and the consummation of the transactions contemplated thereby, including the Merger, with the parties making customary representations, warranties and covenants, including, but not limited to, that the Company shall conduct its business in the ordinary course from the date of the execution of the Merger Agreement through the earlier of the Closing Date or the date on which the Merger Agreement is terminated. The consummation of the transactions contemplated by the Merger Agreement, including the Merger, is also subject to customary closing conditions, including, among others, the approval of the requisite number of Equityholders, the early termination or expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, the absence of any legal impediments that would prevent the consummation of such transactions, including the Merger, the accuracy of the representations and warranties the parties made in the Merger Agreement, subject to certain exceptions contained therein, and the parties’ material compliance with their respective obligations under the Merger Agreement. The Merger is not subject to any financing condition.

Immediately prior to the effective time of the Merger, the Evolent Entities shall deliver $1,100,000 of the Merger Consideration, consisting of Equity Consideration (based on the seven day volume weighted average price of Class A Shares on the New York Stock Exchange immediately prior to the date of execution of the Merger Agreement) and, potentially, cash to account for any unaccredited or non-compliant Equityholders, to an escrow account solely and exclusively from which the Equityholders will indemnify the Evolent Entities, Merger Sub and the Company, from and after the Closing, for, among other things, losses that any of them may suffer as a result of any breach of any of the representations, warranties or covenants made by the Company in the Merger Agreement, subject to certain limitations contained therein. To provide for losses for which the Evolent Entities, Merger Sub or the Company would not otherwise be able to seek indemnification from the Equityholders under the Merger Agreement, the Evolent Entities purchased a buyer-side representations and warranties insurance policy (the “R&W Policy”), which R&W Policy shall be effective as of the Closing. The R&W Policy is subject to a cap and certain customary terms, exclusions and deductibles, which limit the Evolent Entities’ ability to make recoveries under the R&W Policy.

In connection with the consummation of the Merger and the payment and/or issuance of the Earnout Consideration, if any, the Evolent Entities will enter into exchange agreements with the Equityholders who are to be issued Class B Shares and Class B Common Units as part of the Merger Consideration and/or as part of the Earnout Consideration, by which (i) such Equityholders may exchange their Class B Shares, together with an equal number of Class B Common Units, for Class A Shares (the “Exchange Agreement”), and (ii) certain other of the Equityholders may exchange shares of a wholly-owned subsidiary (a “Blocker”), through which they hold their Class B Shares and Class B Common Units, for Class A Shares (the “Blocker Exchange Agreement”). The initial exchange rate under the Exchange Agreement will be (a) one Class B Common Unit plus (b) one Class B Share for one Class A Share. The initial exchange rate under the Blocker Exchange Agreement will be a number of shares of common stock of each Blocker for Class A Shares such that for each Class B Common Unit and Class B Share held by the Blocker, such Equityholder will be entitled to one Class A Share; provided, however, that any exchange pursuant to the Blocker Exchange Agreement will be for all shares of the Blocker. The foregoing exchange rates are subject to equitable adjustments for certain stock splits, stock dividends and reclassifications.

The foregoing description of the Merger Agreement and the transactions contemplated thereby, including the Merger, does not purport to be complete and is subject, and is qualified in its entirety by reference, to the full text of each of the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

The representations and warranties of the parties contained in the Merger Agreement have been made solely for the benefit of such parties. In addition, such representations and warranties (a) have been made only for purposes of the Merger Agreement, (b) have been qualified by certain documents filed with, or furnished to, the Securities and Exchange Commission (the “SEC”) by EVH, Inc. prior to the date of the Merger Agreement, (c) have been qualified by confidential disclosures made by the parties to each other in connection with the Merger Agreement, (d) are subject to materiality qualifications contained in the Merger Agreement which may differ from what may be viewed as material by investors, (e) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement and (f) have been included in the Merger Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as facts. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the parties or their respective subsidiaries or businesses. Investors should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of the parties or any of their respective subsidiaries or businesses. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in EVH, Inc.’s public disclosures.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above with respect to the issuance of Class B Shares and Class B Common Units as part of the Merger Consideration and the Earnout Consideration, if any, is incorporated into this Item 3.02 by reference.

Pursuant to the Merger Agreement, Class B Shares and Class B Common Units will be issued only to those Equityholders who are “accredited investors” as defined in Rule 501 of Regulation D under the Securities Act. The issuance and sale of Class B Shares and Class B Common Units to such Equityholders will be exempt from registration under the Securities Act by Section 4(a)(2) thereof as a transaction not involving any public offering. The Class B Shares and Class B Common Units that will be issued to the Equityholders in connection with the Merger (and any Class A Shares issued upon the exchange thereof) will be restricted securities for purposes of Rule 144 under the Securities Act and will be subject to certain requirements restricting their resale, including certain holding period requirements. The Evolent Entities have not engaged in general solicitation or advertising with regard to the issuance and sale of the Class B Shares and Class B Common Units that will be issued in connection with the Merger.

Item 7.01. Regulation FD Disclosure.

On September 12, 2018, EVH, Inc. issued a press release announcing the execution of the Merger Agreement. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information, including Exhibit 99.1 hereto, furnished under this Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject EVH, Inc. or any other person to liability under that Section, and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act or the Exchange Act, except as otherwise expressly stated in such filing.

Forward-Looking Statements

In addition to the discussion regarding forward-looking statements in the press release attached as Exhibit 99.1 hereto and incorporated herein by reference, this Current Report on Form 8-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended (the “PSLRA”), including, but not limited to, statements regarding the consummation of the transactions contemplated by the Merger Agreement, including the Merger, and the expected closing thereof and consideration to be paid in connection therewith. The Evolent Entities claim the protection afforded by the safe harbor for forward-looking statements provided by the PSLRA. Actual events or results may differ materially from those contained in these forward-looking statements. The factors that could cause future events or results to vary from the forward-looking statements contained herein include, without limitation, risks and uncertainties related to the possibility that the closing of the transactions contemplated by the Merger Agreement, including the Merger, may be delayed or may not occur, and the risk that litigation or other matters could affect the closing of such transactions, including the Merger. In addition, please refer to the periodic reports that EVH, Inc. has filed with the SEC , including its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and the risk factors noted therein. Such periodic filings by EVH, Inc. identify and address other important factors that could cause future events or results to vary from the forward-looking statements set forth in this Current Report on Form 8-K. In addition, the Evolent Entities disclaim any obligation to update any forward-looking statements contained herein to reflect events or circumstances that occur after the date hereof.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description
2.1*	Agreement and Plan of Merger, dated September 7, 2018, by and among Evolent Health, Inc.,
Evolent Health LLC, Element Merger Sub, Inc., NCIS Holdings, Inc. and
New Century Investment, LLC, in its capacity as the Representative.

99.1	Press Release of Evolent Health, Inc., dated September 12, 2018.

*	EVH, Inc. agrees to furnish supplementally to the SEC a copy of any omitted schedule or exhibit upon request in accordance with Item 601(b)(2) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOLENT HEALTH, INC.

By:	/s/ Jonathan D. Weinberg
Name:	Jonathan D. Weinberg
Title:	General Counsel and Secretary
(Duly Authorized Officer)

Date: September 12, 2018

EXHIBIT INDEX

Exhibit
Number	Description
2.1*	Agreement and Plan of Merger, dated September 7, 2018, by and among Evolent Health, Inc.,
Evolent Health LLC, Element Merger Sub, Inc., NCIS Holdings, Inc. and
New Century Investment, LLC, in its capacity as the Representative.

99.1	Press Release of Evolent Health, Inc., dated September 12, 2018.

*	EVH, Inc. agrees to furnish supplementally to the SEC a copy of any omitted schedule or exhibit upon request in accordance with Item 601(b)(2) of Regulation S-K.